Exhibit 10.15
Execution Version
AMENDMENT NO. 5
     This Amendment No. 5 dated as of December 31, 2006 (the “Agreement”) is among Stone Energy Corporation, a Delaware corporation (“Borrower”), the financial institutions party to the Credit Agreement described below as Banks (“Banks”), and Bank of America, N.A., as Agent for the Banks (“Agent”) and as Issuing Bank (“Issuing Bank”).
INTRODUCTION
     A. The Borrower, the Banks, the Issuing Bank, and the Agent have entered into the Credit Agreement dated as of April 30, 2004, as amended by Amendment No. 1 dated as of December 14, 2004, Amendment No. 2 dated as of March 28, 2006, Amendment No. 3 and Waiver dated as of June 16, 2006, and Amendment No. 4 and Waiver dated as of July 12, 2006 (as so amended, the “Credit Agreement”).
     B. Borrower has requested that the Banks amend the definitions of “EBITDA”, “Net Income”, and “Tangible Net Worth” in the Credit Agreement.
     THEREFORE, in fulfillment of the foregoing, Borrower, Agent, the Issuing Bank, and the Banks hereby agree as follows:
     Section 1. Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
     Section 2. Amendment. Effective as of the date specified in Section 5 of this Agreement, the Credit Agreement is amended as follows:
          (a) The definition of “EBITDA” in Section 1.1 of the Credit Agreement shall be amended to read in its entirety as follows:
     “EBITDA” means, with respect to any Person and for any period of its determination, the consolidated Net Income of such Person for such period, plus the consolidated interest expense, income taxes, depreciation, depletion, and amortization of such Person for such period.
          (b) The definition of “Net Income” in Section 1.1 of the Credit Agreement shall be amended to read in its entirety as follows:
     “Net Income” means, for any Person and for any period of its determination, the net income of such Person determined in accordance with GAAP, excluding, without duplication, the non-cash impact of (a) impairments, (b) full cost ceiling test write downs, (c) gains or losses on sale of property, (d) extraordinary items, and (e) accretion expense (in accordance with SFAS No. 143).
          (c) The definition of “Tangible Net Worth” in Section 1.1 of the Credit Agreement shall be amended to read in its entirety as follows:

     “Tangible Net Worth” means, for any Person that is a corporation and as of the date of its determination, the consolidated Net Worth of such Person, excluding all consolidated intangible assets of such Person, as determined in accordance with GAAP, and excluding the non-cash impact on retained earnings of (a) impairments, (b) full cost ceiling test write downs, and (c) gains or losses on sale of property.
     Section 3. Reaffirmation of Liens.
          (a) The Borrower (i) is party to certain Security Documents securing and supporting the Borrower’s obligations under the Credit Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s obligations under the Credit Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create an Acceptable Security Interest in the Collateral to secure the Borrower’s obligations under the Credit Documents, as the same may be amended, supplemented, or otherwise modified.
          (b) The delivery of this Agreement does not indicate or establish a requirement that any Guaranty or Security Document requires the Borrower’s or any Guarantor’s approval of amendments to the Credit Agreement.
     Section 4. Representations and Warranties. The Borrower represents and warrants to the Agent and the Banks that:
          (a) the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement;
          (b) (i) the execution, delivery, and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and
          (c) as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.
     Section 5. Effectiveness. This Agreement shall become effective as of the date hereof, and the Credit Agreement shall be amended as provided herein, upon the occurrence of all of the following: (a) the Majority Banks’ and the Borrower’s duly and validly executing originals of this Agreement and delivery thereof to the Agent, (b) the representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement, and (c) the Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.4 of the Credit Agreement or any other written agreement.
     Section 6. Effect on Credit Documents. Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Agent’s or Banks’ rights under the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.

Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Credit Documents.
     Section 7. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.
     Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.
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     THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     EXECUTED as of the date first set forth above.

BORROWER: STONE ENERGY CORPORATION
By:	/s/Kenneth H. Beer
Name:	Kenneth H. Beer
Title:	Senior Vice President and Chief Financial Officer

By:	/s/J. Kent Pierret
Name:	J. Kent Pierret
Title:	Senior Vice President, Chief Accounting Officer and Treasurer

Signature Page to Amendment No. 5

AGENT AND ISSUING BANK: BANK OF AMERICA, N.A., as Agent and Issuing Bank
By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

BANKS: BANK OF AMERICA, N.A.
By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

Signature Page to Amendment No. 5

JPMORGAN CHASE BANK, N.A.
By:	/s/Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Vice President

Signature Page to Amendment No. 5

BMO CAPITAL MARKETS FINANCING, INC. F/K/A HARRIS NESBITT FINANCING, INC.
By:
Name:
Title:

Signature Page to Amendment No. 5

UNION BANK OF CALIFORNIA, N.A.

By:	s/Alison Fuqua
Name:	Alison Fuqua
Title:	Investment Banking Officer

Signature Page to Amendment No. 5

U.S. BANK NATIONAL ASSOCIATION
By:	/s/Justin M. Alexander
Name:	Justin M. Alexander
Title:	Vice President

Signature Page to Amendment No. 5

BNP PARIBAS
By:	/s/ Douglas R. Liftman /s/ Polly Schott
Name:	Douglas R. Liftman Polly Schott
Title:	Managing Director Vice President

Signature Page to Amendment No. 5

THE ROYAL BANK OF SCOTLAND PLC
By:
Name:
Title:

Signature Page to Amendment No. 5

UFJ BANK LIMITED
By:
Name:
Title:

Signature Page to Amendment No. 5

WHITNEY NATIONAL BANK
By:	/s/Trudy W. Nelson
Name:	Trudy W. Nelson
Title:	Vice President

Signature Page to Amendment No. 5

COMERICA BANK
By:	/s/Josh Strong
Name:	Josh Strong
Title:	Corporate Banking Officer

Signature Page to Amendment No. 5

MIZUHO CORPORATE BANK, LTD.
By:	/s/Leon Mo
Name:	Leon Mo
Title:	Senior Vice President

Signature Page to Amendment No. 5

BANK OF SCOTLAND
By:	/s/Karen Weich
Name:	Karen Weich
Title	Vice President

Signature Page to Amendment No. 5

CAPITAL ONE, N.A.
By:	/ s/Paul D. Hein
Name:	Paul D. Hein
Title:	Vice President

Signature Page to Amendment No. 5

NATIXIS
By:	/s/Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Managing Director

Signature Page to Amendment No. 5